Exhibit 10.2

Pledge Agreement
THIS PLEDGE AGREEMENT, dated as of this 7th day of November, 2016 (the “Pledge Agreement”), is made by ERIE INDEMNITY COMPANY (the “Pledgor”), with an address at 100 Erie Insurance Place, Erie, Pennsylvania 16530, in favor of PNC BANK, NATIONAL ASSOCIATION (“PNC” or the “Secured Party”), with an address at 901 State Street, P.O. Box 8480, Erie, Pennsylvania 16501.
1.        Pledge. In order to induce the Secured Party to enter into the Credit Agreement (as defined below), the Pledgor hereby grants a security interest in and pledges to the Secured Party all of the Pledgor's right, title and interest in and to the investment property and other assets of the Pledgor in the following investment account and all security entitlements of the Pledgor with respect thereto, whether now owned or hereafter acquired, together with all additions, substitutions, replacements and proceeds thereof and all income, interest, dividends and other distributions thereon (collectively, the “Collateral”): Account No.: 791306; Name: Erie Indemnity Company, PNC #1 Collateral; Custodian: The Bank of New York Mellon; Custodian's Address: One Mellon Center, Pittsburgh, Pennsylvania 15258, which investment account contains as of the Closing Date the investment property and other assets set forth in Exhibit A attached hereto and made a part hereof. If the Collateral includes certificated securities, documents or instruments, such certificates are herewith delivered to the Secured Party accompanied by duly executed blank stock or bond powers or assignments as applicable. The Pledgor hereby authorizes the transfer of possession of all certificates, instruments, documents and other evidence of the Collateral to the Secured Party.
2.        Obligations Secured. Reference is hereby made to that certain Credit Agreement, dated as of even date herewith, by and among the Pledgor and PNC (as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”; unless otherwise defined herein, terms defined in the Credit Agreement shall have such defined meaning when used herein). The Collateral secures payment of the Obligations in accordance with the terms of the Obligations and of the Credit Agreement and the full and timely payment and performance of the obligations of the Pledgor under this Pledge Agreement, and the Loan Parties under the Credit Agreement and the other Loan Documents (hereinafter referred to collectively as the “Obligations”).
3.        Representations and Warranties. The Pledgor represents and warrants to the Secured Party as follows:
3.1    This Pledge Agreement and the Control Agreement (as hereinafter defined) have been duly executed and delivered by the Pledgor, constitute valid and legally binding obligations and are enforceable in accordance with their respective terms against the Pledgor.
3.2    The execution, delivery and performance of this Pledge Agreement, the grant of the security interest in the Collateral hereunder and the consummation of the transactions

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contemplated hereby will not, with or without the giving of notice or the lapse of time, (i) violate any law applicable to the Pledgor; (ii) violate any judgment, writ, injunction or order of any court or Official Body applicable to the Pledgor; (iii) violate or result in the breach of any agreement to which the Pledgor is a party or by which any of its properties, including the Collateral, is bound; nor (iv) violate any restriction on the transfer of any of the Collateral.
3.3    There are no restrictions on the pledge or transfer of any of the Collateral.
3.4    The Pledgor is the legal owner of the Collateral, which is registered in the name of the Pledgor, the Custodian (as hereinafter defined) or a nominee.
3.5    The Collateral is free and clear of any security interests, pledges, liens, encumbrances, charges, agreements, claims or other arrangements or restrictions of any kind, except as referenced in Section 3.3 above; and the Pledgor will not incur, create, assume or permit to exist any pledge, security interest, lien, charge or other encumbrance of any nature whatsoever on any of the Collateral or assign, pledge or otherwise encumber any right to receive income from the Collateral, other than in favor of the Secured Party.
3.6    The Pledgor has the right to transfer the Collateral free of any encumbrances and the Pledgor will defend the Pledgor's title to the Collateral against the claims of all Persons, and any registration with, or consent or approval of, or other action by, any federal, state or other governmental authority or regulatory body which was or is necessary for the validity of the pledge of and grant of the security interest in the Collateral has been obtained.
3.7    The pledge of and grant of the security interest in the Collateral is effective to vest in the Secured Party a valid and perfected first priority security interest, superior to the rights of any other person, in and to the Collateral as set forth herein.
3.8    None of the information, documents, or financial statements that have been furnished by the Pledgor to the Secured Party in connection with the transactions contemplated by this Pledge Agreement or the other Loan Documents contains, as of the date furnished, any untrue statement of material fact or omits any material fact required to be stated hereby or thereby to make such statements not misleading.
3.9    The Collateral described in Exhibit A is a complete and accurate list of the securities and other investment property and assets maintained in the Collateral Account as of the Closing Date.
4.        Covenants.
4.1    The Pledgor agrees to maintain Collateral Value in accordance with Section 7.1.10 of the Credit Agreement.
4.2    The Pledgor agrees that Eligible Collateral maintained in the Collateral Account shall consist of investment property and other assets in accordance with Section 7.1.11 of the Credit Agreement.

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4.3    The Pledgor agrees that trading and withdrawals with respect to the assets maintained in the Collateral Account are permitted provided that no Event of Default has occurred and is continuing, and further provided that (i) the Pledgor shall maintain Collateral Value in accordance with Section 7.1.10 of the Credit Agreement, (ii) the Pledgor shall maintain in the Collateral Account investment property and other assets in accordance with Section 7.1.11 of the Credit Agreement, (iii) not later than 12:00 noon, eastern time, on the day in which the Pledgor intends to make any trade or withdrawal, the Pledgor shall deliver to the Secured Party an executed Notification of Change in Collateral, substantially in the form attached to and made a part of this Pledge Agreement as Exhibit B, together with Exhibit A attached thereto, and (iv) unless the Pledgor is solely trading Collateral in the Collateral Account and the Custodian will retain the proceeds from the trade of such Collateral in the Collateral Account, prior to making any trade or withdrawal, the Pledgor shall have received the Notification of Change in Collateral executed by the Secured Party indicating its agreement to the terms thereof. The Secured Party will use its commercially reasonable efforts to execute and deliver to the Custodian and Pledgor each approved Notification of Change in Collateral within one (1) Business Day after receipt from the Pledgor.
4.4    If all or part of the Collateral constitutes “margin stock” within the meaning of Regulation U of the Federal Reserve Board, the Pledgor agrees to execute and deliver Form U-1 to the Secured Party and, unless otherwise agreed in writing between the Pledgor and the Secured Party, no part of the proceeds of the Obligations may be used to purchase or carry margin stock.
4.5    Pledgor agrees not to invoke, and hereby waives its rights under, any statute under any state or federal law which permits the recharacterization of any portion of the Collateral to be interest or income.
5.        Default.
5.1    If any of the following occur and are continuing (each an “Event of Default”): (i) any Event of Default (as defined in the Credit Agreement), (ii) the failure of the Secured Party to have a perfected first priority security interest in the Collateral, (iii) any restriction is imposed on the pledge or transfer of any of the Collateral after the date of this Pledge Agreement without the Secured Party's prior written consent, or (iv) the breach of the Control Agreement (referred to in Section 8 below), or receipt of notice of termination of the Control Agreement if no successor custodian acceptable to the Secured Party has executed a Control Agreement in form and substance acceptable to the Secured Party on or before ten (10) days prior to the effective date of the termination, then the Secured Party is authorized in its discretion to declare any or all of the Obligations to be immediately due and payable without demand or notice, which are expressly waived, and may exercise any one or more of the rights and remedies granted pursuant to this Pledge Agreement or given to a secured party under the Uniform Commercial Code of the applicable state, as it may be amended from time to time, or otherwise at law or in equity, including without limitation the right to issue a Notice of Exclusive Control (as defined in the Control Agreement) to the Custodian, and/or to sell or otherwise dispose of any or all of the Collateral at public or private sale, with or without advertisement thereof upon such terms and conditions as it may deem advisable and at such prices as it may deem best.

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5.2    (a) At any bona fide public sale, and to the extent permitted by law, at any private sale, the Secured Party shall be free to purchase all or any part of the Collateral, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived and released. Any such sale may be on cash or credit. The Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with Regulation D of the Securities Act of 1933 (the “Act”) or any other applicable exemption available under such Act. The Secured Party will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given. The Secured Party may adjourn any sale and sell at the time and place to which the sale is adjourned. If the Collateral is customarily sold on a recognized market or threatens to decline speedily in value, the Secured Party may sell such Collateral at any time without giving prior notice to the Pledgor. Whenever notice is otherwise required by law to be sent by the Secured Party to the Pledgor of any sale or other disposition of the Collateral, ten (10) days written notice sent to the Pledgor at its address specified above will be reasonable.
(b) The Pledgor recognizes that the Secured Party may be unable to effect or cause to be effected a public sale of the Collateral by reason of certain prohibitions contained in the Act, so that the Secured Party may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and without a view to the distribution or resale thereof. The Pledgor understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sales, and agrees that the Secured Party has no obligation to delay or agree to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of the securities which are part of the Collateral (even if the issuer would agree), to register such securities for sale under the Act. The Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.
5.3    The net proceeds arising from the disposition of the Collateral after deducting expenses incurred by the Secured Party will be applied to the Obligations in the order determined by the Secured Party. If any excess remains after the discharge of all of the Obligations, the same will be paid to the Pledgor. If after exhausting all of the Collateral there is a deficiency, the Pledgor will be liable therefor to the Secured Party; provided, however, that nothing contained herein will obligate the Secured Party to proceed against the Pledgor or any other party obligated under the Obligations or against any other collateral for the Obligations prior to proceeding against the Collateral.
5.4    If any demand is made at any time upon the Secured Party for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Secured Party repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Pledgor will be and remain liable for the amounts so repaid or recovered to the same extent as if such amount had never been originally received by the Secured Party. The provisions of this section will be and remain effective notwithstanding the release of any of the Collateral by

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the Secured Party in reliance upon such payment (in which case the Pledgor's liability will be limited to an amount equal to the fair market value of the Collateral determined as of the date such Collateral was released) and any such release will be without prejudice to the Secured Party's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable. This Section shall survive the termination of this Pledge Agreement.
6.        Voting Rights and Transfer. Prior to the occurrence of an Event of Default which is continuing, the Pledgor will have the right to exercise all voting rights with respect to the Collateral. At any time after the occurrence of an Event of Default which is continuing, the Secured Party may transfer any or all of the Collateral into its name or that of its nominee and may exercise all voting rights with respect to the Collateral to the exclusion of the Pledgor, but no such transfer shall constitute a taking of such Collateral in satisfaction of any or all of the Obligations unless the Secured Party expressly so indicates by written notice to the Pledgor.
7.        Dividends, Interest and Premiums. The Pledgor will have the right to receive all cash dividends, interest and premiums declared and paid on the Collateral prior to the occurrence of any Event of Default which is continuing. In the event any additional shares are issued to the Pledgor as a stock dividend or in lieu of interest on any of the Collateral, as a result of any split of any of the Collateral, by reclassification or otherwise, any certificates evidencing any such additional shares will be immediately delivered to the Secured Party and such shares will be subject to this Pledge Agreement and a part of the Collateral to the same extent as the original Collateral. At any time after the occurrence of an Event of Default which is continuing, the Secured Party shall be entitled to receive all cash or stock dividends, interest and premiums declared or paid on the Collateral, all of which shall be subject to the Secured Party's rights under Section 5 above.
8.        Securities Account. The Pledgor and the securities intermediary on whose books and records the ownership interest of the Pledgor in the Collateral appears (the “Custodian”) have entered into that certain Notification and Control Agreement, dated November 7, 2016 (as amended, modified or supplemented from time to time, the “Control Agreement”), in order to perfect and protect the Secured Party's security interest in the Collateral.
9.        Further Assurances. By its signature hereon, the Pledgor hereby irrevocably authorizes the Secured Party, at any time and from time to time, to execute (on behalf of the Pledgor), file and record against the Pledgor any notice, financing statement, continuation statement, amendment statement, instrument, document or agreement under the UCC that the Secured Party may consider necessary or advisable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Secured Party to exercise or enforce its rights hereunder with respect to such security interest. Without limiting the generality of the foregoing, the Pledgor hereby irrevocably appoints the Secured Party as the Pledgor's attorney-in-fact to do all acts and things in the Pledgor's name that the Secured Party may deem necessary or advisable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Secured Party to exercise or enforce its rights hereunder with respect to such security interest. This power of attorney is coupled with an interest with full power of substitution and is irrevocable. The Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.

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10.        Release of Collateral. Subject to any sale or other disposition by the Secured Party of the Collateral in accordance with the terms hereof, upon payment in full and the satisfaction of all of the Obligations and the termination of the Credit Agreement, this Pledge Agreement shall terminate, the Pledgor and its assigns are authorized to file or the Secured Party, upon request from the Pledgor, shall file, if applicable, UCC-3 financing statements to evidence the release of the Liens granted hereunder and the Collateral shall within thirty (30) days following payment in full and the satisfaction of all of the Obligations and the termination of the Credit Agreement be returned to the Pledgor.
11.        Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party's address as set forth above or to such other address as either the Pledgor or the Secured Party may give to the other for such purpose in accordance with this section.
12.        Preservation of Rights. (a) No delay or omission on the Secured Party's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Secured Party's action or inaction impair any such right or power. The Secured Party's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Secured Party may have under other agreements, at law or in equity.
(b)    The Secured Party may, at any time and from time to time, without notice to or the consent of the Pledgor unless otherwise expressly required pursuant to the terms of the Obligations, and without impairing or releasing, discharging or modifying the Pledgor's liabilities hereunder, (i) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (ii) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other pledge or security agreements, or any security for any Obligations; (iii) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of the Pledgor in such order, manner and amount as the Secured Party may determine in its sole discretion; (iv) deal with any other Person with respect to any Obligations in such manner as the Secured Party deems appropriate in its sole discretion; (v) substitute, exchange or release any security or guaranty; or (vi) take such actions and exercise such remedies hereunder as provided herein. The Pledgor hereby waives (a) presentment, demand, protest, notice of dishonor and notice of non-payment and all other notices to which the Pledgor might otherwise be entitled, and (b) all defenses based on suretyship or impairment of collateral.
13.        Illegality. In case any one or more of the provisions contained in this Pledge Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions in this Pledge Agreement.

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14.        Changes in Writing. No modification, amendment or waiver of or consent to any departure by the Pledgor from, any provision of this Pledge Agreement will be effective unless made in a writing signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Pledgor in any case will entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstance.
15.        Entire Agreement. This Pledge Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Pledgor and the Secured Party with respect to the subject matter hereof.
16.        Successors and Assigns. This Pledge Agreement will be binding upon and inure to the benefit of the Pledgor and the Secured Party and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Pledgor may not assign this Pledge Agreement in whole or in part without the Secured Party's prior written consent and the Secured Party at any time may assign this Pledge Agreement in whole or in part.
17.        Interpretation. In this Pledge Agreement, unless the Secured Party and the Pledgor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Pledge Agreement. Section headings in this Pledge Agreement are included for convenience of reference only and shall not constitute a part of this Pledge Agreement for any other purpose. If this Pledge Agreement is executed by more than one party as Pledgor, the obligations of such persons or entities will be joint and several.
18.        Indemnity. The Pledgor agrees to indemnify the Secured Party, each legal entity, if any, who controls, is controlled by or is under common control with the Secured Party, and each of their respective directors, officers and employees (the “Indemnified Party” or collectively, the “Indemnified Parties”), and to hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all reasonable fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur, or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Pledgor), in connection with or arising out of or relating to the matters referred to in this Pledge Agreement or under any Control Agreement, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Pledgor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority;

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provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Pledge Agreement. The Pledgor may participate at its expense in the defense of any such action or claim.
19.        Governing Law and Jurisdiction. This Pledge Agreement has been delivered to and accepted by the Secured Party and will be deemed to be made in the Commonwealth of Pennsylvania. THIS PLEDGE AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PLEDGOR AND THE SECURED PARTY DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, EXCLUDING ITS CONFLICT OF LAWS RULES. The Pledgor hereby irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania sitting in Allegheny County and of the United States District Court for the Western District of Pennsylvania, and any appellate court from any thereof; provided that nothing contained in this Pledge Agreement will prevent the Secured Party from bringing any action, enforcing any award or judgment or exercising any rights against the Pledgor individually, against any security or against any property of the Pledgor within any other county, state or other foreign or domestic jurisdiction. The Pledgor acknowledges and agrees that the venue provided above is the most convenient forum for both the Secured Party and the Pledgor. The Pledgor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Pledge Agreement.
20.        WAIVER OF JURY TRIAL. THE PLEDGOR IRREVOCABLY WAIVES ANY AND ALL RIGHT THE PLEDGOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS PLEDGE AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE PLEDGOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.
The Pledgor acknowledges that it has read and understood all the provisions of this Pledge Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.
[INTENTIONALLY LEFT BLANK]

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[Signature Page to Pledge Agreement]

WITNESS the due execution hereof as of the date first written above, with the intent to be legally bound hereby.

By: Erie Indemnity Company, a Pennsylvania corporation

By: /s/ Robert W. McNutt
Print Name: Robert W. McNutt
Title: Vice President and Treasurer

EXHIBIT A TO PLEDGE AGREEMENT
(UNCERTIFICATED SECURITIES)
With respect to the following account:

Title of the Securities Account: Erie Indemnity Company, PNC #1 Collateral
Securities Account No.: 791306
Custodian: The Bank of New York Mellon

The specific assets listed on the attached spreadsheet, which are in the securities account referred to above, are being pledged as collateral and trading and withdrawals are permitted provided that no Event of Default has occurred and is continuing, and further provided that (i) the Pledgor shall maintain Collateral Value in accordance with Section 7.1.10 of the Credit Agreement, (ii) the Pledgor shall maintain in the Collateral Account investment property and other assets in accordance with Section 7.1.11 of the Credit Agreement, (iii) not later than 12:00 noon, eastern time, on the day in which the Pledgor intends to make any trade or withdrawal, the Pledgor shall deliver to the Secured Party an executed Notification of Change in Collateral, substantially in the form attached to and made a part of this Pledge Agreement as Exhibit B, together with Exhibit A attached thereto, and (iv) unless the Pledgor is solely trading Collateral in the Collateral Account and the Custodian will retain the proceeds from the trade of such Collateral in the Collateral Account, prior to making any trade or withdrawal, the Pledgor shall have received the Notification of Change in Collateral executed by the Secured Party indicating its agreement to the terms thereof. The Secured Party will use its commercially reasonable efforts to execute and deliver to the Custodian and Pledgor each approved Notification of Change in Collateral within one (1) Business Day after receipt from the Pledgor.
[Spreadsheet Attached]

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EXHIBIT B TO PLEDGE AGREEMENT
(UNCERTIFICATED SECURITIES)
PNC Bank, National Association
c/o James F. Stevenson
Regional President, NWPA
PNC Bank, National Association
901 State Street
4th Floor, Corporate Banking
Erie, PA 16501
RE:    Notification of Change in Collateral
Dear James:
This Notification of Change in Collateral is delivered pursuant to Section 4.3 of that certain Pledge Agreement, dated as of November 7, 2016, made by Erie Indemnity Company (the “Borrower”) in favor of PNC Bank, National Association (as further amended, modified or supplemented from time to time, the “Pledge Agreement”). The Pledge Agreement secures payment and performance of the Obligations in accordance with the terms of the Credit Agreement (as defined in the Pledge Agreement). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement.
Pursuant to Section 4.3 of the Pledge Agreement, Borrower is permitted to make trades and withdrawals with respect to the Collateral provided that, among other things, (i) no Event of Default shall have occurred and be continuing, (ii) the Borrower at all times maintains Collateral Value in accordance with Section 7.1.10 of the Credit Agreement and (iii) the Borrower maintains in the Collateral Account investment property and other assets at all times in accordance with Section 7.1.11 of the Credit Agreement.
The undersigned certifies that no Event of Default has occurred and is continuing. As set forth in the Borrower-prepared valuation statement attached hereto as Exhibit A, the Collateral Value is not less than the value required under Section 7.1.10 of the Credit Agreement and the Eligible Collateral is in accordance with the requirements of Section 7.1.11 of the Credit Agreement. Borrower thereby requests the following changes in Collateral:

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Remove:

CUSIP	Description	Par	Market	Ratings
_______________	___________________________	_________	_________	_________
_______________	___________________________	_________	_________	_________

Add:

CUSIP	Description	Par	Market	Ratings
_______________	___________________________	_________	_________	_________
_______________	___________________________	_________	_________	_________

Please acknowledge agreement to the request and instruct Bank of New York Mellon to complete the transfer.
Sincerely,
[____________________]
[_____________],[____________]

Agreed upon by PNC Bank, National Association

By:________________________________________  Date_______________________

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EXHIBIT A

EXCHANGE VALUATION STATEMENT

[See attached]

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